Exhibit 99.1

Rubicon Reports First Quarter 2024 Financial Results

Rubicon completes transformative transaction to accelerate journey to profitability

New York, NY – May 20, 2024 – Rubicon Technologies, Inc. (“Rubicon” or the “Company”) (NYSE: RBT), a leading provider of technology solutions for waste and recycling generators, today reported financial and operational results for the first quarter of 2024.

First Quarter 2024 Financial Highlights Including Discontinued Operations

●	Revenue was $166.1 million, a decrease of $15.0 million or 8.3% compared to $181.1 million in the first quarter of 2023.

●	Gross Profit was $10.1 million, an increase of $0.8 million or 8.2% compared to $9.3 million in the first quarter of 2023.

●	Adjusted Gross Profit was $17.1 million, an increase of $1.0 million or 5.9% compared to $16.1 million in the first quarter of 2023.

●	Gross Profit Margin was 6.1%, an increase of 93 bps compared to 5.2% in the first quarter of 2023.

●	Adjusted Gross Profit Margin was 10.3%, an increase of 138 bps compared to 8.9% in the first quarter of 2023.

●	Net Loss was $(17.2) million, a decrease of $7.7 million or 81.5% compared to $(9.5) million in the first quarter of 2023.

●	Adjusted EBITDA was $(11.0) million, an improvement of $2.9 million or 20.9% compared to $(14.0) million in the first quarter of 2023.

Operational and Business Highlights

●	On May 7, 2024 the Company announced that it had sold its fleet technology business and issued convertible preferred stock in Rubicon to Rodina Capital, a private investment firm based in Florida, in a sale with a total transaction value of $94.2 million, which includes up-front cash of $61.7 million and an earnout consideration of $12.5 million that could become payable in 2024. The Company also issued $20.0 million of convertible preferred stock to Rodina Capital.

●	Rubicon participated in a competitive evaluation and won a significant contract with a new customer in the grocery sector at the beginning of the second quarter. Providing waste and recycling services to over 500 stores across the United States and Canada, this is a valuable contract for Rubicon, with strong potential for incremental growth opportunities along the way. This customer is already experiencing the full benefits of Rubicon’s platform for scalable waste and recycling services, which supports their efforts to reduce environmental impact while providing exceptional value and service to their own customers. As a leader in sustainability with multiple waste streams, this customer’s needs and values align with what Rubicon does best, reducing costs and increasing diversion rates. Rubicon has achieved both with other grocery customers, and we look forward to driving similar results with this new relationship.

Sale of Fleet Technology Business Unit

On May 7, 2024, Rubicon announced that the Company has sold its fleet technology business unit and issued convertible preferred stock in Rubicon to Rodina Capital, a private investment firm based in Florida, in a sale with a total transaction value of $94.2 million, which includes up-front cash of $61.7 million and an earnout consideration of $12.5 million that could become payable in 2024, along with a $20.0 million issuance of convertible preferred stock.

These transactions are transformational for the Company, ensuring Rubicon’s long-term viability, improving its balance sheet by reducing debts and providing additional liquidity to enable the Company to quickly achieve its business objectives, accelerate its journey to profitability, and continue growing its core business. Importantly, it marks a return to Rubicon’s core principles, a business centered on a customer-focused approach that has been instrumental in the Company’s growth from the outset. This strategic move underscores Rubicon’s dedication to the RUBICONConnect™ product, which serves commercial waste generators from small to medium-sized businesses to Fortune 500 companies. Many of the Company’s commercial customers are looking to Rubicon to help them achieve sustainability goals with tailored zero waste and circular economy solutions, including through the Company’s recently launched Technical Advisory Services (TAS). This sale and the new capital will be dedicated to improving services and strengthening Rubicon’s longstanding relationship with more than 8,000 vendor and hauler partners, 90 percent of which are small, independent businesses.

“We are pleased to report our results for the first quarter, demonstrating our continued momentum through year-over-year Adjusted EBITDA improvement on our path to profitability. This performance is a testament to the dedication and hard work of our team, as well as the trust and support of our customers,” said Phil Rodoni, Chief Executive Officer of Rubicon. “The recent sale of the fleet technology business unit aligns with our strategic vision to lead our industry by innovating and investing in sustainable practices that meet the evolving needs of both our hauler network and customer base. We are excited to leverage this newfound financial agility to drive growth, enhance our competitive edge, and deliver exceptional value to our shareholders and customers alike.”

Webcast Information

The Rubicon Technologies, Inc. management team will host a conference call to discuss its first quarter 2024 financial results this afternoon, Monday, May 20, 2024, at 5:00 p.m. ET. The call can be accessed via telephone by dialing (929) 203-2112, or toll free at (888) 660-6863, and referencing Rubicon Technologies, Inc. A live webcast of the conference will also be available on the Events and Presentations page on the Investor Relations section of Rubicon’s website (https://investors.rubicon.com/events-presentations/default.aspx). Please log in to the webcast or dial in to the call at least 10 minutes prior to the start of the event.

About Rubicon

Rubicon builds AI-enabled technology products and provides expert sustainability solutions to waste generators and material processors to help them understand, manage, and reduce waste. As a mission-driven company, Rubicon helps its customers improve operational efficiency, unlock economic value, and deliver better environmental outcomes. To learn more, visit rubicon.com.

Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures,” including Adjusted Gross Profit, Adjusted Gross Profit Margin and Adjusted EBITDA, which are supplemental financial measures that are not calculated or presented in accordance with generally accepted accounting principles (GAAP). Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this press release. The non-GAAP financial measures in this press release may differ from similarly titled measures used by other companies. Definitions of these non-GAAP financial measures, including explanations of the ways in which Rubicon’s management uses these non-GAAP measures to evaluate its business, the substantive reasons why Rubicon’s management believes that these non-GAAP measures provide useful information to investors and limitations associated with the use of these non-GAAP measures, are included under “Use of Non-GAAP Financial Measures” after the tables below. In addition, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included under “Reconciliations of Non-GAAP Financial Measures” after the tables below.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon current expectations, estimates, projections, and assumptions that, while considered reasonable by Rubicon and its management, are inherently uncertain; factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the outcome of any legal proceedings that may be instituted against Rubicon or others following the closing of the business combination; 2) Rubicon’s ability to continue to meet the New York Stock Exchange’s listing standards; 3) changes in applicable laws or regulations; 4) the possibility that Rubicon may be adversely affected by other economic, business and/or competitive factors; 5) Rubicon’s execution of anticipated operational efficiency initiatives, cost reduction measures and financing arrangements; and 6) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (filed March 28, 2024 with the Securities and Exchange Commission (the “SEC”)), Registration Statement on Form S-3, as amended, filed with the SEC, and other documents Rubicon has filed with the SEC. Although Rubicon believes the expectations reflected in the forward-looking statements are reasonable, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks that Rubicon presently does not know of or that Rubicon currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements, many of which are beyond Rubicon’s control. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Rubicon does not undertake, and expressly disclaims, any duty to update these forward-looking statements, except as otherwise required by applicable law.

Investor Contact:

Alexandra Clark

Director of Finance & Investor Relations

alexandra.clark@rubicon.com

Media Contact:

Benjamin Spall

Sr. Manager, Corporate Communications

benjamin.spall@rubicon.com

RUBICON TECHNOLOGIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended March 31,
	2024	2023
Revenue:
Service	$147,252	$164,324
Recyclable commodity	15,810	14,733
Total revenue	163,062	179,057

Costs and Expenses:
Cost of revenue (exclusive of amortization and depreciation):
Service	140,347	157,514
Recyclable commodity	14,055	13,187
Total cost of revenue (exclusive of amortization and depreciation)	154,402	170,701
Sales and marketing	1,688	2,445
Product development	6,625	7,441
General and administrative	13,086	18,188
Gain on settlement of incentive compensation	-	(18,622)
Amortization and depreciation	931	1,113
Total Costs and Expenses	176,732	181,266
Loss from Operations	(13,670)	(2,209)

Other Income (Expense):
Interest earned	32	1
Gain (loss) on change in fair value of warrant liabilities	10,577	(55)
Gain on change in fair value of earnout liabilities	111	4,820
Loss on change in fair value of derivatives	(1,299)	(2,198)
Gain on service fee settlements in connection with the Mergers	-	632
Loss on extinguishment of debt obligations	-	(2,103)
Interest expense	(10,750)	(7,176)
Related party interest expense	(522)	(593)
Other expense	(951)	(421)
Total other income (expense)	(2,802)	(7,093)
Loss from continuing operations before income taxes	(16,472)	(9,302)

Income tax expense	12	16
Net loss from continuing operations	(16,484)	(9,318)

Discontinued operations:
Loss from discontinued operations before income taxes	(669)	(133)
Income tax expense	-	-
Net loss from discontinued operations	(669)	(133)
Net loss	$(17,153)	$(9,451)
Net loss from continuing operations attributable to noncontrolling interests	(1,437)	(6,234)
Net loss from continuing operations attributable to Class A common stockholders	$(15,047)	$(3,084)
Net loss from discontinued operations attributable to noncontrolling interests	(45)	(88)
Net loss from discontinued operations attributable to Class A common stockholders	$(624)	$(45)

Net loss from continuing operations per Class A Common share – basic and diluted	$(0.33)	$(0.41)
Net loss from discontinued operations per Class A Common share – basic and diluted	$(0.01)	$(0.01)
Weighted average shares outstanding – basic and diluted	46,068,599	7,427,116

Use of Non-GAAP Financial Measures

Adjusted Gross Profit and Adjusted Gross Profit Margin

Adjusted Gross Profit and Adjusted Gross Profit Margin are considered non-GAAP financial measures under the rules of the U.S. Securities and Exchange Commission (the “SEC”) because they exclude, respectively, certain amounts included in Gross Profit and Gross Profit Margin calculated in accordance with GAAP. Specifically, the Company calculates Adjusted Gross Profit by adding back amortization and depreciation for revenue generating activities and platform support costs to GAAP Gross Profit, the most comparable GAAP measure. Adjusted Gross Profit Margin is calculated as Adjusted Gross Profit divided by total GAAP revenue. Rubicon believes presenting Adjusted Gross Profit and Adjusted Gross Profit Margin is useful to investors because they show the progress in scaling Rubicon’s digital platform by quantifying the markup and margin Rubicon charges its customers that are incremental to its marketplace vendor costs. These measures demonstrate this progress because changes in these measures are driven primarily by Rubicon’s ability to optimize services for its customers, improve its hauling and recycling partners’ efficiency and achieve economies of scale on both sides of the marketplace. Rubicon’s management team uses these non-GAAP measures as one of the means to evaluate the profitability of Rubicon’s customer accounts, exclusive of certain costs that are generally fixed in nature, and to assess how successful Rubicon is in achieving its pricing strategies. However, it is important to note that other companies, including companies in our industry, may calculate and use these measures differently or not at all, which may reduce their usefulness as a comparative measure. Further, these measures should not be read in isolation from or without reference to our results prepared in accordance with GAAP.

Adjusted EBITDA

Adjusted EBITDA is considered a non-GAAP financial measure under the rules of the SEC because it excludes certain amounts included in net loss calculated in accordance with GAAP. Specifically, the Company calculates Adjusted EBITDA by GAAP net loss adjusted to exclude interest expense and income, income tax expense and benefit, amortization and depreciation, gain or loss on extinguishment of debt obligations, equity-based compensation, gain or loss on change in fair value of warrant liabilities, gain or loss on change in fair value of earn-out liabilities, gain or loss on change in fair value of derivatives, executive severance charges, gain or loss on settlement of the management rollover bonuses, gain or loss on service fee settlements in connection with the Mergers, other non-operating income and expenses, and unique non-recurring income and expenses.

The Company has included Adjusted EBITDA because it is a key measure used by Rubicon’s management team to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses. Further, the Company believes Adjusted EBITDA is helpful in highlighting trends in Rubicon’s operating results because it allows for more consistent comparisons of financial performance between periods by excluding gains and losses that are non-operational in nature or outside the control of management, as well as items that may differ significantly depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which Rubicon operates and capital investments. Adjusted EBITDA is also often used by analysts, investors and other interested parties in evaluating and comparing Rubicon’s results to other companies within the industry. Accordingly, the Company believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as Rubicon’s management team and board of directors.

Adjusted EBITDA has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of net loss or other results as reported under GAAP. Some of these limitations are:

●	Adjusted EBITDA does not reflect the Company’s cash expenditures, future requirements for capital expenditures, or contractual commitments;

●	Adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs;

●	Adjusted EBITDA does not reflect the Company’s tax expense or the cash requirements to pay taxes;

●	although amortization and depreciation are non-cash charges, the assets being amortized and depreciated will often have to be replaced in the future and Adjusted EBITDA does not reflect any cash requirements for such replacements;

●	Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by unusual or non-recurring items for which the Company may make adjustments in historical periods; and

●	other companies in the industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Reconciliations of Non-GAAP Financial Measures

The following reconciliations of the non-GAAP financial measures include both continuing and discontinued operations.

Adjusted Gross Profit and Adjusted Gross Profit Margin

The following table presents reconciliations of Adjusted Gross Profit and Adjusted Gross Margin to the most directly comparable GAAP financial measures for each of the periods indicated.

	Three Months Ended March 31,
	2024	2023
	(in thousands, except percentages)
Total revenue	$166,075	$181,098
Less: total cost of revenue (exclusive of amortization and depreciation)	155,402	171,188
Less: amortization and depreciation for revenue generating activities	573	574
Gross profit	$10,100	$9,336
Gross profit margin	6.1%	5.2%

Gross profit	$10,100	$9,336
Add: amortization and depreciation for revenue generating activities	573	574
Add: platform support costs(1)	6,430	6,236
Adjusted gross profit	$17,103	$16,146
Adjusted gross profit margin	10.3%	8.9%

Amortization and depreciation for revenue generating activities	$573	$574
Amortization and depreciation for sales, marketing, general and administrative activities	640	787
Total amortization and depreciation	$1,213	$1,361

Platform support costs(1)	$6,430	$6,236
Marketplace vendor costs(2)	148,972	164,952
Total cost of revenue (exclusive of amortization and depreciation)	$155,402	$171,188

(1)	We define platform support costs as costs to operate our revenue generating platforms that do not directly correlate with volume of sales transactions procured through our digital marketplace. Such costs include employee costs, data costs, platform hosting costs and other overhead costs.
(2)	We define marketplace vendor costs as direct costs charged by our hauling and recycling partners for services procured through our digital marketplace.

Adjusted EBITDA

The following table presents reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure for each of the periods indicated.

	Three Months Ended March 31,
	2024	2023
	(in thousands, except percentages)
Total revenue	$166,075	$181,098

Net loss	$(17,153)	$(9,451)
Adjustments:
Interest expense	10,750	7,176
Related party interest expense	522	593
Interest earned	(111)	(1)
Income tax expense	12	16
Amortization and depreciation	1,213	1,361
Loss on extinguishment of debt obligations	-	2,103
Equity-based compensation	563	9,302
(Gain) loss on change in fair value of warrant liabilities	(10,577)	55
Gain on change in fair value of earn-out liabilities	(32)	(4,820)
Loss on change in fair value of derivatives	1,299	2,198
Executive severance charges	1,532	4,553
Gain on settlement of Management Rollover Bonuses	-	(26,826)
Gain on service fee settlements in connection with the Mergers	-	(632)
Other expenses(3)	951	421
Adjusted EBITDA	$(11,031)	$(13,952)
Net loss as a percentage of total revenue	(10.3)%	(5.2)%
Adjusted EBITDA as a percentage of total revenue	(6.6)%	(7.7)%

(3)	Other expenses primarily consist of foreign currency exchange gains and losses, taxes, penalties, fees for certain financing arrangements and gains and losses on sale of property and equipment.